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                                                               Exhibit 10.20

                          THE UNITED ILLUMINATING COMPANY
                            DIVIDEND EQUIVALENT PROGRAM
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                          (as adopted November 22, 1993)


I.    PURPOSE
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      The purpose of The United Illuminating Company Dividend

      Equivalent Program is (i) to promote the long-term success of

      The United Illuminating Company by providing financial

      incentives to company officers who are in a position to make significant contributions toward that success, (ii) to link the interests of these officers to the interests of the

      shareholders, and (iii) to encourage these officers to

      maintain proprietary interests in the Company and achieve

      extraordinary job performance levels.


II.   DEFINITIONS
      -----------

      When used herein, each of the following terms shall have the corresponding meaning set forth below unless a different

      meaning is plainly required by the context in which a term is used:

      (a)    "Board" shall mean the Board of Directors of the Company.

      (b) "Chief Executive Officer" shall mean the chief executive officer of the Company.

      (c) "Total Shareholder Return" shall mean a value determined pursuant to the formula prescribed in Section V(c) hereof.

      (d) "Company" shall mean The United Illuminating Company and/or any subsidiaries adopting the Program with approval of the Board.

      (e) "Dividend Equivalent Unit" shall mean an amount equal to the cash value of the sum of all dividends per share of Common Stock paid by the Company during the performance Period.

      (f) "Effective Date" shall mean January 1, 1994; the date as of which the first Performance Period will commence and Dividend Equivalent Units may be assigned to Participants and the Program will become operational.

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      (g)    "Officers" or "Company Officers" shall mean those
             officers of the Company who are identified by the Board as being in a position to make significant contributions to the growth and long-term success of the Company.

      (h) "Participant" shall mean an Officer who is selected by the Board for participation in the Program for a specific Performance Period pursuant to Section V(b) hereof.

      (i) "Peer Group" shall mean those comparable investor-owned electric utility companies that are selected as members of a comparison group for a Performance Period pursuant to Section V(b) hereof.

      (j) "Performance Period" shall mean a three-year period over which the Company's Total Shareholder Return will be measured and the Participants' Dividend Equivalent Units may be earned. To introduce the Program, however, an initial two-year "Performance Period" will commence on the Effective Date concurrently with the first normal three-year "Performance Period." A new three-year "Performance Period" will commence on January 1, 1995 and every year thereafter to and including the Termination Date. Performance Periods will overlap.

      (k) "Dividend Equivalent Units Earned Percentages" shall mean the percentages applicable to potential percentile rankings of the Company among the Peer Group for a Performance Period, for purposes of calculating Dividend Equivalent Unit payments, determined pursuant to Section V(c) hereof.

      (l)    "Program" shall mean The United Illuminating Company
             Dividend Equivalent Program.

      (m) "Termination Date" shall mean January 1, 2003; the date as of which the last Performance Period will commence, the last Dividend Equivalent Units may be assigned to Participants and the Program terminates with respect to the further assignment of Dividend Equivalent Units.


III.  ADMINISTRATION OF THE PROGRAM
      -----------------------------

      The Program shall be administered by the Board.  The Board may adopt rules and practices for carrying out the Program and may take such action in the administration of the Program not

      inconsistent with the terms hereof as it shall deem

      appropriate.  Such rules and practices shall be considered as incorporated into this Program by reference.  All questions of interpretation and construction of the Program, and of the existence and extent of any rights arising by reason of the

      Program, and of the intent and meaning of the provisions of any instrument or document used in connection with the

      Program, shall be determined by

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      the Board.  The Board shall determine (i) the eligibility

      requirements and the identity of the Participants, if any, for each Performance Period; (ii) the Dividend Equivalent Units granted to each Participant for each Performance Period; (iii)

      the Peer Group for each Performance Period; (iv) the Dividend

      Equivalent Units Earned Percentages for each Performance

      Period; and (v) such other matters as may be necessary or

      appropriate in connection with the administration of the

      Program consistent and in accordance with the provisions

      hereof.  The Board may delegate some or all of its authority with respect to the Program to a Committee appointed by the

      Board.  No member of the Board or Committee who is a

      Participant in the Program shall vote on, act upon or decide any matter relating to such member or such member's rights or benefits under the Program.


IV.   SELECTION OF PARTICIPANTS
      -------------------------

      At or prior to the commencement of each Performance Period,

      after having received the recommendations of the Chief

      Executive Officer, the Board may select Company Officers to be

      Participants in the Program for the Performance Period.  No

      person shall at any time have a right to be selected as a

      Participant for any Performance Period nor, having been

      selected as a Participant for one Performance Period, shall have the right to be selected as a Participant for any other

      Performance Period.  The fact that a person is selected as a

      Participant for any Performance Period shall not mean that such person will necessarily be granted Dividend Equivalent

      Units for that Performance Period.

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V.    DETERMINATION OF PARTICIPANTS' EARNED DIVIDEND EQUIVALENT
      ---------------------------------------------------------
      UNITS
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      (a)    At or prior to the commencement of each Performance

             Period for which the Board selects one or more

             Participants, each such Participant will be credited with

             the number of Dividend Equivalent Units determined by the

             Board.

      (b)    At or prior to the commencement of each Performance

             Period for which the Board selects one or more

             Participants, the Board shall select a Peer Group of

             comparable investor-owned electric utility companies.

             When selecting the membership of a Peer Group for a

             Performance Period, the Board shall not be bound by any

             decisions regarding the composition of any Peer Group

             selected for a prior or overlapping Performance Period.

      (c)    As soon as practicable after the end of each Performance

             Period, the number of Dividend Equivalent Units earned by

             each Participant in the Program for such Performance

             Period shall be determined by ranking the Company's Total

             Shareholder Return among the Total Shareholder Returns of

             the Peer Group for that Performance Period.  The Total

             Shareholder Return of a company shall be measured by the

             following formula (with appropriate adjustment for

             changes in capital structure due to stock dividends,

             stock splits, recapitalization, mergers, or other events

             having a significant distorting effect):

             1) subtracting the closing Market Price of a share of such company's Common Stock on the last trading day prior to the beginning of the Performance Period from the closing Market Price of such company's Common Stock on the last trading day of the Performance Period;

             2) adding to the result obtained in step (1) the cash value of the sum of all dividends paid by such company with respect to its Common Stock during the Performance Period; and

             3) dividing the result obtained in step (2) by the closing Market Price of a share of such company's Common Stock on the last trading day prior to the beginning of the Performance Period.

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             Using the percentile ranking of the Company's Total

             Shareholder Return among the Total Shareholder Returns of

             the Peer Group, each Participant in the Program for the

             Performance Period will be determined to have earned a

             number of Dividend Equivalent Units equal to the whole

             number nearest to the product of such Participant's

             Dividend Equivalent Units granted at the beginning of the

             Performance Period multiplied by the applicable Dividend

             Equivalent Units Earned Percentage for that Performance

             Period.  The Dividend Equivalent Units Earned Percentages

             for the Performance Periods beginning January 1, 1994

             (and for subsequent Performance Periods if the Board takes no action to change the percentages) are as follows:

             Percentile Rank of
             Company among Peer             Dividend Equivalent Units
             Group Companies                Earned Percentages*
             ------------------             -------------------------
             30th percentile or lower                   0%
             60th percentile                            100%
             90th percentile or higher                  200%

             *Percentages earned at percentiles between the
              percentiles specified herein shall be calculated by interpolating on a straight-line basis between the percentiles specified herein.

             The Board may change the Dividend Equivalent Units Earned

             Percentages scale, including the percentile at which no

             units are earned, for any Performance Period beginning

             after the date of such change.

      (d)    Notwithstanding the foregoing, no Dividend Equivalent

             Units shall be earned for a Performance Period unless the

             Company achieves a Total Shareholder Return at least

             equal to the average Ask Yield quoted, on the first

             trading day of the

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             Performance Period, for all United States Treasury Notes

             maturing during the month of January following the end of

             the Performance Period.

      (e)    In the event of any change in the outstanding shares of

             Common Stock by reason of stock dividend or stock split,

             recapitalization, merger, consolidation, combination or

             exchange of shares, stock issue, or other similar change,

             the Board may make such adjustments as it deems equitable

             in the number of Dividend Equivalent Units assigned at

             such time to the Participants in any one or more of the

             Performance Periods then in progress.


VI.   PAYMENT OF DIVIDEND EQUIVALENT UNITS
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      (a)    On the first business day of March immediately after the

             end of a Performance Period (or as soon thereafter as

             practicable), earned Dividend Equivalent Units shall be

             paid by the Company to Participants for the Performance

             Period, in cash.  The Board may order deferred payments

             in its discretion.  Furthermore, the Company may deduct

             from any payment the amount of taxes, if any, which the

             Company is required to withhold with respect to the

             Dividend Equivalent Units.

      (b)    Any Participant may elect to defer receipt of any portion

             of his or her earned Dividend Equivalent Units payment

             under the Company's Officers' Deferred Compensation Plan.

             Any such deferral election must be made before the

             applicable Performance Period begins.

      (c)    If a Participant's employment is terminated due to death,

             total disability, or retirement prior to the end of a

             Performance Period, the Participant or his or her estate

             shall be entitled to payment of a prorata share of the

             earned Dividend Equivalent Units that would have been

             earned by such Participant if employment

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             had continued to the end of the Performance Period.

             Proration of an earned Dividend Equivalent Unit payment

             in such an event shall be calculated by multiplying the

             earned Dividend Equivalent Unit payment by a fraction,

             the numerator of which will be the number of calendar

             months that have been completed during the Performance

             Period prior to the termination of the Participant's

             employment and the denominator of which will be the total

             number of calendar months in the Performance Period.  If

             a Participant's employment terminates prior to the end of

             a Performance Period for any reason other than those

             described above, or if a Participant at any time after

             his or her retirement, engages in any occupation or

             business that, in the opinion of the Board, is a

             competitor of the Company or any of its Subsidiaries, the

             Participant's entitlement to earn Dividend Equivalent

             Units for that Performance Period will be forfeited,

             unless the Board determines otherwise.



VII.  MISCELLANEOUS
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      (a)    Assignments and Transfers.

             The rights and interests of a Participant under the

             Program may not be assigned, encumbered, or transferred;

             provided however, that in the event of the Participant's

             death, any award payable hereunder shall be paid to the

             executor or administrator of the Participant's estate.

      (b)    Program Creates No Employment Rights.

             Neither the establishment of the Program nor any action

             taken thereunder shall be construed as creating a

             contract of employment, or as a term or provision of any

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             such contract, or as giving any employee any right to be

             retained in the employ of the Company.

      (c)    Nature of Participant's Interest.

             Any amounts payable to a Participant under the Program

             shall constitute solely a general, unsecured liability of

             the Company, payable exclusively out of the Company's

             general assets; and in no event shall the Company be

             obligated to segregate any funds or assets to secure the

             payment of any such amount.  No action pursuant to the

             Program shall confer upon any Participant any right,

             title, or interest in any assets of the Company.

      (d)    Amendment, Suspension or Termination of the Program.

             The Board may amend, suspend or terminate the Program

             prospectively at any time.

      (e)    Change of Circumstances.

             In the event of a corporate change of control,

             reorganization, merger or other event making it difficult

             or impractical to continue the Program, the Board may (1)

             revoke the grant of outstanding Dividend Equivalent

             Units, (2) accelerate the earning of Dividend Equivalent

             Units, or (3) take such other action as it may deem

             appropriate.

      (f)    Applicable Law.

             The interpretation of the provisions hereof and the

             administration of the Program shall be governed by the

             laws of Connecticut.

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